Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Condensed Income Statement
Interest income	$16,556	16,424	16,329	16,328	16,113
Interest expense	2,378	2,577	2,751	2,738	2,722
Net interest income	14,178	13,847	13,578	13,590	13,391
Provision (credit) for loan losses	1,173	(6)	264	54	(105)
Net interest income after provision	13,005	13,853	13,314	13,536	13,496
Non-interest income	3,839	3,222	3,356	2,998	2,772
Non-interest expense	11,072	11,007	10,982	10,833	10,700
Income before income taxes	5,772	6,068	5,688	5,701	5,568
Provision for income taxes	746	1,238	961	973	941
Net income	$5,026	4,830	4,727	4,728	4,627
Amort/Accret income on acquired loans	$667	400	302	355	224
Amort/Accret expenses on acquired interest-bearing liabilities	$3	3	4	142	144
Tax-equivalent net interest income	$14,254	13,937	13,679	13,700	13,536

Per Share Data
Dividends per share	$0.18	0.18	0.17	0.17	0.17
Basic earnings per common share	$0.39	0.37	0.36	0.36	0.35
Diluted earnings per common share	$0.39	0.37	0.36	0.36	0.35
Book value per share	$18.00	17.63	17.44	17.18	16.83
Tangible book value per share	$13.18	12.78	12.57	12.31	12.05
Weighted average common shares outstanding:
Basic	12,926,077	12,912,106	12,932,950	13,192,691	13,283,634
Diluted	12,927,666	12,916,000	12,937,145	13,196,665	13,287,338
Shares outstanding at period end	12,969,076	12,936,783	12,927,463	12,978,554	13,314,148

Selected Financial Ratios
Return on average assets	1.23%	1.17%	1.13%	1.16%	1.15%
Return on average equity	8.75%	8.42%	8.33%	8.46%	8.47%
Dividend payout ratio	46.15%	48.65%	47.22%	47.22%	48.57%
Net interest margin (tax equivalent)	3.92%	3.76%	3.67%	3.72%	3.71%
Efficiency ratio (tax equivalent)	61.19%	64.15%	64.47%	64.87%	65.61%

Selected Balance Sheet Items
Cash and cash equivalents	$24,795	20,765	22,826	23,185	19,527
Debt and equity securities	183,123	219,791	239,730	246,701	264,559

Loans:
Commercial and industrial	$85,356	78,306	71,576	79,513	79,725
Commercial, secured by real estate	829,461	804,953	797,842	793,863	764,424
Residential real estate	318,009	322,533	320,703	326,029	334,227
Consumer	28,955	25,232	23,918	19,649	17,409
Agricultural	10,519	11,509	11,525	10,843	10,900
Other, including deposit overdrafts	436	1,193	456	373	409
Deferred net origination costs (fees)	(349)	(275)	(128)	(9)	40
Loans, gross	1,272,387	1,243,451	1,225,892	1,230,261	1,207,134
Less allowance for loan losses	5,008	4,045	4,167	4,112	4,126
Loans, net	$1,267,379	1,239,406	1,221,725	1,226,149	1,203,008

Total earning assets	$1,462,485	1,466,988	1,470,074	1,482,913	1,476,862
Total assets	1,636,280	1,639,308	1,644,447	1,642,012	1,632,387
Total deposits	1,345,872	1,348,280	1,355,383	1,357,959	1,347,857

	Three Months Ended
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Selected Balance Sheet Items, continued
Long-term debt	35,996	40,994	41,990	41,986	42,982
Total shareholders’ equity	233,478	228,048	225,492	222,972	224,018
Equity to assets ratio	14.27%	13.91%	13.71%	13.58%	13.72%
Loans to deposits ratio	94.54%	92.22%	90.45%	90.60%	89.56%

Tangible common equity (TCE)	$170,994	165,304	162,485	159,702	160,488
Tangible common assets (TCA)	1,573,796	1,576,564	1,581,440	1,578,742	1,568,857
TCE/TCA	10.87%	10.49%	10.27%	10.12%	10.23%

Selected Average Balance Sheet Items
Cash and cash equivalents	$25,101	26,501	28,293	29,523	25,080
Debt and equity securities	204,912	231,115	243,553	249,954	266,081

Loans	$1,252,554	1,230,845	1,227,806	1,217,726	1,208,809
Less allowance for loan losses	3,938	4,076	3,986	4,088	4,074
Net loans	$1,248,616	1,226,769	1,223,820	1,213,638	1,204,735

Total earning assets	$1,462,946	1,469,469	1,480,096	1,479,225	1,480,634
Total assets	1,638,486	1,643,793	1,654,034	1,637,645	1,635,416
Total deposits	1,346,770	1,352,101	1,365,702	1,352,449	1,333,529
Short-term borrowings	1,415	622	468	243	23,235
Long-term debt	38,325	41,742	41,988	42,567	44,676
Total shareholders’ equity	231,058	227,595	225,216	224,203	221,470
Equity to assets ratio	14.10%	13.85%	13.62%	13.69%	13.54%
Loans to deposits ratio	93.00%	91.03%	89.90%	90.04%	90.65%

Asset Quality
Net charge-offs (recoveries)	$210	115	209	68	(185)
Other real estate owned	0	197	197	197	244

Non-accrual loans	2,829	3,210	3,523	2,962	2,845
Loans past due 90 days or more and still accruing	39	—	—	24	177
Total nonperforming loans	$2,868	3,210	3,523	2,986	3,022

Net charge-offs (recoveries) to average loans	0.07%	0.04%	0.07%	0.02%	(0.06)%
Allowance for loan losses to total loans	0.39%	0.33%	0.34%	0.33%	0.34%
Nonperforming loans to total loans	0.23%	0.26%	0.29%	0.24%	0.25%
Nonperforming assets to total assets	0.18%	0.21%	0.23%	0.19%	0.20%

Assets Under Management
LCNB Corp. total assets	$1,636,280	1,639,308	1,644,447	1,642,012	1,632,387
Trust and investments (fair value)	455,974	435,664	411,724	382,462	367,649
Mortgage loans serviced	94,805	93,596	90,784	88,444	89,049
Cash management	77,471	75,948	117,530	71,973	55,981
Brokerage accounts (fair value)	235,278	268,059	262,038	260,202	245,758
Total assets managed	$2,499,808	2,512,575	2,526,523	2,445,093	2,390,824

Non-GAAP Financial Measures
Net income	$5,026	4,830	4,727	4,728	4,627
Add: merger-related expenses, net of tax	0	0	21	16	53
Adjusted net income	$5,026	4,830	4,748	4,744	4,680
Basic adjusted earnings per share	0.39	0.37	0.37	0.36	0.36
Diluted adjusted earnings per share	0.39	0.37	0.37	0.36	0.36
Adjusted return on average assets	1.23%	1.17%	1.14%	1.16%	1.16%
Adjusted return on average equity	8.75%	8.42%	8.36%	8.49%	8.57%

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	March 31, 2020 (Unaudited)	December 31, 2019
ASSETS:
Cash and due from banks	$17,820	17,019
Interest-bearing demand deposits	6,975	3,746
Total cash and cash equivalents	24,795	20,765
Investment securities:
Equity securities with a readily determinable fair value, at fair value	2,036	2,312
Equity securities without a readily determinable fair value, at cost	2,099	2,099
Debt securities, available-for-sale, at fair value	141,439	178,000
Debt securities, held-to-maturity, at cost	27,694	27,525
Federal Reserve Bank stock, at cost	4,652	4,652
Federal Home Loan Bank stock, at cost	5,203	5,203
Loans, net	1,267,379	1,239,406
Premises and equipment, net	35,017	34,787
Operating leases right of use asset	5,621	5,444
Goodwill	59,221	59,221
Core deposit and other intangibles	3,751	4,006
Bank owned life insurance	41,309	41,667
Other assets	16,064	14,221
TOTAL ASSETS	$1,636,280	1,639,308

LIABILITIES:
Deposits:
Noninterest-bearing	$342,442	354,391
Interest-bearing	1,003,430	993,889
Total deposits	1,345,872	1,348,280
Long-term debt	35,996	40,994
Operating leases liability	5,659	5,446
Accrued interest and other liabilities	15,275	16,540
TOTAL LIABILITIES	1,402,802	1,411,260

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 19,000,000 shares at March 31, 2020 and December 31, 2019; issued 14,144,103 and 14,111,810 shares at March 31, 2020 and December 31, 2019, respectively	142,046	141,791
Retained earnings	107,123	104,431
Treasury shares at cost, 1,175,027 shares at March 31, 2020 and December 31, 2019	(18,847)	(18,847)
Accumulated other comprehensive income, net of taxes	3,156	673
TOTAL SHAREHOLDERS' EQUITY	233,478	228,048
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,636,280	1,639,308

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2020	2019
INTEREST INCOME:
Interest and fees on loans	$15,227	14,538
Dividends on equity securities with a readily determinable fair value	14	17
Dividends on equity securities without a readily determinable fair value	16	16
Interest on debt securities, taxable	950	869
Interest on debt securities, non-taxable	285	544
Interest on interest-bearing time deposits	—	5
Other investments	64	124
TOTAL INTEREST INCOME	16,556	16,113
INTEREST EXPENSE:
Interest on deposits	2,117	2,286
Interest on short-term borrowings	7	219
Interest on long-term debt	254	217
TOTAL INTEREST EXPENSE	2,378	2,722
NET INTEREST INCOME	14,178	13,391
PROVISION (CREDIT) FOR LOAN LOSSES	1,173	(105)
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	13,005	13,496
NON-INTEREST INCOME:
Fiduciary income	1,103	1,034
Service charges and fees on deposit accounts	1,295	1,308
Net gains (losses) on sales of debt securities	221	(18)
Bank owned life insurance income	601	182
Gains from sales of loans	120	29
Other operating income	499	237
TOTAL NON-INTEREST INCOME	3,839	2,772
NON-INTEREST EXPENSE:
Salaries and employee benefits	6,768	6,162
Equipment expenses	287	266
Occupancy expense, net	682	763
State financial institutions tax	436	438
Marketing	177	302
Amortization of intangibles	260	257
FDIC insurance premiums (credit), net	(1)	126
Contracted services	402	464
Other real estate owned	(10)	3
Merger-related expenses	—	67
Other non-interest expense	2,071	1,852
TOTAL NON-INTEREST EXPENSE	11,072	10,700
INCOME BEFORE INCOME TAXES	5,772	5,568
PROVISION FOR INCOME TAXES	746	941
NET INCOME	$5,026	4,627

Dividends declared per common share	$0.18	0.17
Earnings per common share:
Basic	0.39	0.35
Diluted	0.39	0.35
Weighted average common shares outstanding:
Basic	12,926,077	13,283,634
Diluted	12,927,666	13,287,338

Contacts
LCNB Corp.
Eric J. Meilstrup, CEO and President, 800-344-BANK
Robert C. Haines II, Executive Vice President and CFO, 800-344-BANK